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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 21, 2001
                                                  ------------------


                               Roadway Corporation
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                     000-32821                     34-1956254
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(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction of            File Number)                  Identification No.)
Incorporation)


1077 George Boulevard, Akron, Ohio                                    44310
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:   (330) 384-1717
                                                    -----------------


                                  Not Applicable
                                  --------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

                  On August 21, 2001, Roadway Corporation (the "Company") announced that it entered into an Agreement and Plan of Merger, dated as of August 21, 2001 (the "Merger Agreement"), with Arnold Industries, Inc., a Pennsylvania corporation ("Arnold") and Lion Corp., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Lion"). The Merger Agreement provides for the merger of Lion with and into Arnold (the "Merger"), whereby each outstanding share of common stock, par value $.01 per share, of Arnold, other than treasury shares and shares as to which dissenters' rights have been duly demanded and perfected under the Pennsylvania Business Corporation Law, will be converted into the right to receive $21.75 per share in cash, without interest. The Merger Agreement also contains a number of representations, warranties and covenants by the parties, is subject to a number of conditions and may be terminated under certain circumstances, all as set forth in the Merger Agreement.

                  In connection with the Merger, the Company entered into a Shareholder Voting Agreement, dated as of August 21, 2001 (the "Voting Agreement") with E. H. Arnold, Chairman, President and CEO of Arnold, pursuant to which E.H. Arnold has agreed to vote his shares of Arnold common stock, approximately sixteen percent of Arnold's current outstanding common stock, in favor of the Merger.

         The Merger Agreement, the Voting Agreement and the press release issued by the Company in connection therewith are filed herewith as Exhibits 2.1, 99.1 and 99.2, respectively, and are incorporated herein by reference. The descriptions of the Merger Agreement and the Voting Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None.

         (b)      Pro Forma Financial Information:  None.

         (c)      EXHIBITS:

                  2.1 Agreement and Plan of Merger, dated as of August 21, 2001, by and among Roadway Corporation, Lion Corp. and Arnold Industries, Inc.

                  99.1 Shareholder Voting Agreement, dated as of August 21, 2001, by and between Roadway Corporation and Edward H. Arnold

                  99.2 Press Release, dated August 21, 2001 regarding the
Merger.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROADWAY CORPORATION



Dated:  August 24, 2001                     By: /s/ J. Dawson Cunningham
                                                --------------------------------
                                                J. Dawson Cunningham
                                                Executive Vice President and
                                                Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit                    Description of Exhibit
-------                    ----------------------

2.1                        Agreement and Plan of Merger, dated as of August 21, 2001, by and among Roadway Corporation, Lion Corp. and Arnold
                           Industries, Inc.

99.1                       Shareholder Voting Agreement, dated as of August 21, 2001, by and between Roadway Corporation and Edward H. Arnold

99.2                       Press Release, dated August 21, 2001 regarding the Merger.